UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2022

TRINET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Park Place, Suite 600
Dublin,	CA		94568
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On August 18, 2022, Jonathan Lee notified TriNet Group, Inc. (the “Company”) of his decision to resign as Chief Accounting Officer to pursue a new opportunity. Mr. Lee’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Lee will continue to serve as Chief Accounting Officer while transitioning his responsibilities into September 2022.
Following the effective time of Mr. Lee’s resignation in September 2022, Kelly Tuminelli, the Company’s Executive Vice President and Chief Financial Officer, will resume concurrent designations as the Company’s principal financial officer and principal accounting officer. Ms. Tuminelli, age 54, has more than 30 years of financial services experience in the insurance, investment and consulting industries. Prior to joining the Company, Ms. Tuminelli served at Genworth Financial (formerly GE Financial Assurance), a leading provider of mortgage insurance and long-term care insurance, as Executive Vice President and Chief Financial Officer from October 2015 to August 2020. Prior to this time and since March 1996, Ms. Tuminelli served in various finance roles of increasing responsibility with Genworth Financial and its predecessor company. Prior to her time at Genworth Financial, she was a manager at PricewaterhouseCoopers LLP. She is a Certified Public Accountant and a Chartered Global Management Accountant. Ms. Tuminelli holds a Bachelor of Arts Degree in Business Administration, Accounting, from the University of Washington.
No new compensatory arrangements will be entered into in connection with Ms. Tuminelli’s designation as the Company’s principal accounting officer. Ms. Tuminelli remains party to that certain Employment Agreement with the Company, dated August 13, 2020, previously included as Exhibit 10.23 on the Company’s Form 10-K for the fiscal year ended December 31, 2021. Ms. Tuminelli has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Ms. Tuminelli is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

INDEX TO EXHIBITS

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.
Date:	August 23, 2022	By:	/s/ Samantha Wellington
Samantha Wellington
Executive Vice President, Business Affairs, Chief Legal Officer and Secretary